SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS Emerging Markets Equity Fund
Effective on or about May 15, 2020, the fund’s prospectus is supplemented as follows:
The following information replaces the existing disclosure under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section in the summary section of the fund’s prospectus.
Sean Taylor, Managing Director. Lead Portfolio Manager of the fund. Began managing the fund in 2014.
Marc Currat, Assistant Vice President. Portfolio Manager of the fund. Began managing the fund in 2017.
The following information replaces existing similar disclosure for the fund in the “MANAGEMENT” section within the “FUND DETAILS” section of the fund’s prospectus.
DWS Emerging Markets Equity Fund
The following are Portfolio Managers of the fund.
Sean Taylor, Managing Director. Lead Portfolio Manager of the fund. Began managing the fund in 2014.
■	Global Head of Emerging Markets Equities: Hong Kong.
■	Joined DWS in 2013 with 21 years of industry experience. Prior to his current role, he served as Investment Director at GAM, based in London and Dubai, and Head of International & Emerging Markets at Societe Generale.
■	MBA, Manchester Business School.
Marc Currat, Assistant Vice President. Portfolio Manager of the fund. Began managing the fund in 2017.
■	Portfolio Manager for Global Emerging Markets Equities: Hong Kong.
■	Joined DWS in 2012 with 6 years of professional experience, thereof one year in the financial industry. Prior to joining, he served as an equities and quant analyst at Surperformance SAS. Prior to that he was an audit advisor at Currat & Associes SA.
■	BS in Management from CIBU – California International Business University; MBA in Finance from International School of Management, Paris & St. John’s University; Investment Management Certificate (IMC).
Please Retain This Supplement for Future Reference
May 14, 2020
PROSTKR20-19